UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21846

Clough Global Oppurtunities Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Opportunities Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2008

Item 1.  Reports to Stockholders.

2

CLOUGH GLOBAL OPPORTUNITIES FUND

Annual Report

March 31, 2008

SHAREHOLDER LETTER

March 31, 2008

To Our Shareholders:

Despite strong long-term net asset value (NAV) performance and growing distributions to shareholders, the market price discount to NAV for the Clough Global Opportunities Fund remains wide. In our opinion, this discount seems unreasonable given the total return generated by the Fund and shared with investors via distributions. We note the performance below.

•      During the 12 months ended March 31, 2008, the Fund’s total return, assuming reinvestment of all distributions, was 8.1% based on the NAV and 1.9% based on the market price. That compares to a -5.1% return for the S&P 500 for the same period.

•      Since the Fund’s inception on April 25, 2006, the total growth in net asset value assuming reinvestment of all distributions has been 13.9%, this compares to a cumulative total return of 5.2% for the S&P 500 through March 31, 2008.

•      The Fund’s compound annual return since inception is 7.0% compared to 2.7% for the S&P 500 through March 31, 2008.

•      The Fund’s quarterly distribution has increased from $0.30 per share at inception to $0.40 per share today. Total distributions since inception have been $2.83 and the shares offer a yield of 9.2%, based on market price, as of April 30, 2008.

It is our expectation that, over time, the current discounts to NAV will be reduced if the Fund continues to generate strong, positive total returns, and grow its distributions.

As of March 31, 2008, the Fund had 72% of its investments in common stocks with the balance primarily invested in yield oriented securities. Close to half the Fund’s equity investments are in companies located outside the United States. The Fund’s largest fixed income holdings were high quality, Fannie Mae and Ginnie Mae-backed mortgage securities and US Treasuries. Outside the US, our equity investments are concentrated primarily in Asian markets and in Brazil.

The primary investment themes represented in the Fund continue to be driven by what we have called the “globalization trade,” which consists of investments in global energy and selected materials and infrastructure suppliers.

The “globalization trade” continues to work despite universal claims in the media and elsewhere that the move up in emerging markets and commodities is both speculative, driven solely by financial flows, and bound to reverse. Will emerging markets succumb to contagion from bank issues in the US or will they respond to their own internal demand cycles? We still think the latter and have maintained investments in Taiwan, Korea, Brazil and even Russia. Conventional wisdom claims a global recession will bring an end to growth in those economies, but our research continues to suggest that rapid urbanization and the emergence of domestic consumer credit cycles are far more important.

The infrastructure needs of heavily populated and high savings rate countries like India and China are a powerful stimulant to global demand. Morgan Stanley forecasts that $21 trillion will need to be spent on infrastructure in emerging markets in the next decade, 67% of which will be spent in Asia. Similar cycles are emerging in the Middle East, Russia and Latin America. Investment in energy resources alone could amount to enormous sums as deep water exploration projects proliferate and new pipeline systems are built. In Asia, property inflation is just getting underway.

The financial markets are responding, rightly we think, more to the effects of China’s 45% (and rapidly rising) urbanization rate and its high savings culture than to fears of western recession. First, these equities markets traditionally fall apart during global market corrections but this time they have not. Taiwanese equities, after stagnating through much of the decade, are rallying strongly and Brazilian equities have held near their highs. Quality spreads in their bond markets are more narrow than they are for US and European markets. Some, like Taiwan and Korea, have changed from immature markets dominated by external portfolio flows to more sophisticated bourses which respond increasingly to domestic savings and investment flows that are growing by the day. It is important to note the subprime crisis is primarily a US issue. Asian and Brazilian economies are relatively unlevered, with favorable trade and budget surpluses. Growth is increasingly determined by these internal factors. We think there could be a major reassessment of P/E multiples for these markets as growth in the developed economies slows and their internal growth becomes more visible. If the United Nations’ estimate that emerging markets will account for nearly three quarters of the world’s urban population by 2015 is correct, it is worth our while to invest in that.

The one market that became egregiously overvalued is China’s domestic market, but now it has corrected nearly 50%. That may be enough if Chinese officials respond to a slowing world economy by reversing their restrictive policies. We think they may as inflation pressures ease. We have covered the bulk of our short positions in the mainland companies trading in Hong Kong. Shares in Hong Kong now sell at the same P/E multiple as US shares, despite stronger growth and strong financial and household balance sheets.

Our investments in selected materials producers are allied to the growth in the emerging world. As the global slowdown begins to affect more of the developed world, which industries will have pricing power? We think it will continue to be selectively in the commodity sector. Combined with supply limitations affecting commodities like oil, natural gas, copper and now steel, these sectors have once again become stock market leaders, even though recession fears dominate the stream of market commentary. We still think the evidence points to the fact that high prices are not eliciting new supplies because global reserves of oil, gas and other commodities are overstated and risks of sustained shortages are real. New supplies may be available, but they are harder to extract and of lower quality. In Russia and Mexico, crude oil production is declining and purported new OPEC supplies are conspicuous by their failure to emerge.

Demand for basic services like electricity, transportation, water and power should not only increase in the emerging world, but if our research is right, it will swamp the availability of new commodities supplies. It is a very legitimate question as to whether chronic shortages of basic commodities may be with us for a long time. On the agricultural front, rice shortages are already begetting “beggar thy neighbor” export restrictions. Although we doubt in some instances current elevated prices are sustainable, particularly in the grains, new higher ranges of sustained pricing compared to historic levels do appear likely.

Recently we have built exposure to North American steel producers. In the midst of a severe auto recession, North America is proving to be a great place to manufacture steel, particularly the structural product used in infrastructure investment. Outdated facilities have been closed and there has been meaningful consolidation globally. China’s steel consumption is rising at double digit rates, so while it used to be a major exporter of steel, higher marginal costs are restricting further exports. Imports have been responsible for at least 20% of US supplies, so as they fall off, US suppliers can price higher. Some US steel producers are integrated into iron ore and coke (coal), perhaps the two most supply restricted commodities in the world.

Energy continues to be a major area of emphasis for the Fund. It is worth nothing that exposure to crude oil is difficult to acquire on the New York Stock Exchange. The large capitalization integrated oil companies are actually short crude given their large downstream operations. There are three major securities that efficiently capture oil exposure in our view, Petroleo Brasileiro S.A., Hess Corp, and Occidental Petroleum Corp., all of which are Fund holdings.

Since the negatives for the financial markets are repeated incessantly in the press, it is worth noting the silver lining that will emerge from US deleveraging. The stock of global savings should accelerate as US households cease borrowing to inflate the housing base and rebuild their depleted savings. While the US is nursing its credit wounds, many Asian and Middle Eastern economies are building huge amounts of investable resources. We may find the net stock of investable funds exceeds the supply of high return investments. Cash sitting in US money market accounts in the US alone stands at $3.5 trillion, foreign exchange reserves in China, Japan, Brazil and Russia stand at an aggregate $4 trillion. Moreover, the major US stock indexes have been declining throughout the decade. All through the decade, nominal interest rates have remained low and now they are heading lower, limiting returns from bonds. In a world of limited investment opportunity and growing liquidity, the surprise may be how well global equities do in the years ahead.

The strength we see in the emerging world contrasts sharply with weakness in the developed markets. Both US and UK consumers are heavily levered, their banking systems are shaky, home prices are falling, defaults are rising, credit is being restricted and a long period of deleveraging has begun. The bottom line is their financial sectors, which dominate their economies, are shrinking. Since growing economies require an ever increasing supply of credit, we think both economies are unlikely to expand much in real terms under such conditions.

On top of that, the Fed may be exacerbating the credit contraction in the US. By making collateralized loans more available to banks and now to broker-dealers (via so-called system repurchase agreements and Term Auction Facilities (TAFs) which essentially expand discount window advances), the Fed has provided these institutions with massive injections of short-term liquidity. While this prevents the forced selling of bad assets into a weak market, it does little to improve the strength of the borrowing institution and likely further damages its solvency. This is because in order to maintain Fed Funds at the targeted rate, the Fed has to drain a similar amount of non borrowed or free reserves from the banking system. It has simply replaced free reserves with borrowed or temporary reserves that must be paid back. This policy forces weak institutions to keep illiquid assets, be it a mortgage, home equity loan or credit card debt, on their balance sheets. These continue to deteriorate in value, further eroding capital and dragging out the crisis. When it comes time to repay or extend those borrowings, the institution will have lost even more of its capital and be less able to create new credit. Persistent weakness in financial equities reflects this dynamic.

We suspect the Federal Reserve will ultimately reduce bank rates further, allowing financial institutions to rebuild profitability and capital via leveraging the government yield curve. Then weak assets can be repriced, markets can eventually clear and financial companies can strengthen their balance sheets.

The balance of the Fund’s equity positions consists of large capitalization US-based companies with dominant market positions and global platforms, strong balance sheets and high cash flows, such as Microsoft Corp. and Cisco Systems. Our short hedges are still focused on weakly capitalized financial and consumer companies. Credit issues are bound to affect a number of small and mid-sized banks which have migrated from markets they know to ones they don’t and whose balance sheets will become more stressed.

The Fund continues to maintain exposures in fixed income markets, providing asset diversification and yield. The structural case for low interest rates on a global basis and a steeper yield curve in the developed financial markets remains strong. For now, we have limited exposure to US and other sovereign debt, simply because we feel returns may be modest at best from these levels. At the same time, we have witnessed sharp increases in credit spreads in virtually all fixed income markets. While there are undoubtedly opportunities that may emerge from these dislocations, we have chosen to maintain our exposure in higher quality positions from a credit risk perspective. The bond positions we have are principally thirty-year AAA Ginnie Mae and Fannie Mae mortgage-backed securities, which are currently offering attractive spreads to treasuries while maintaining ample liquidity during the credit market dislocations. We have also added higher yielding preferred stocks of financial institutions offering attractive income and total return in a large and liquid market.

In closing, we recently announced that we have a plan to refinance the auction market preferred stock (AMPS) that has historically been the source of the bulk of the Fund’s borrowings. We were pleased to be in position to replace those AMPS with an overnight collateralized borrowing agreement which provides the Fund with a lower cost of financing. The AMPS refinancing has begun and will continue over the course of the next few weeks.

We thank you for investing in the Clough Global Opportunities Fund and we invite you to visit www.cloughglobal.com for updates. If you have questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $3.3 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Opportunities Fund.

PORTFOLIO ALLOCATION

March 31, 2008

ASSET TYPE* (Unaudited)

Common Stocks	72.44%
Short-Term Investments	7.09%
Asset/Mortgage Backed Securities	6.90%
Government & Agency Obligations	4.99%
Exchanged Traded Funds	3.52%
Purchased Options	1.44%
Preferred Stocks	1.24%
Participation Notes	0.89%
Structured Notes	0.87%
Corporate Bonds	0.61%
Rights	0.01%

GLOBAL BREAKDOWN* (Unaudited)

United States	65.00%
South Korea	4.80%
Hong Kong	4.76%
Taiwan	4.41%
Brazil	4.14%
Japan	3.25%
Indonesia	1.79%
Canada	1.74%
China	1.53%
Bermuda	1.46%
Russia	1.31%
Thailand	1.19%
Chile	0.74%
Malaysia	0.62%
Greece	0.41%
Vietnam	0.37%
Netherlands	0.36%
Singapore	0.35%
Great Britain	0.32%
Ireland	0.29%
India	0.24%
Israel	0.23%
Argentina	0.18%
Papau New Guinea	0.16%
Switzerland	0.16%
Norway	0.08%
Australia	0.07%
Germany	0.02%
South Africa	0.02%

* As a percentage of total investments, not including securities sold short or any foreign cash balances.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Clough Global Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Clough Global Opportunities Fund (the “Fund”), including the statement of investments, as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from April 25, 2006 (commencement of operations) to March 31, 2007, and the financial highlights for periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Opportunities Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from April 25, 2006 (commencement of operations) to March 31, 2007, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado

May 22, 2008

STATEMENT OF INVESTMENTS

March 31, 2008

	Shares	Value
COMMON STOCKS 108.65%
Agriculture 0.10%
Sadia S.A. - ADR(a)	173,000	$1,012,543

Consumer/Retail 3.64%
ASKUL Corp.	124,000	2,295,144
B&G Foods, Inc.	45,000	495,000
Belle International Holdings, Ltd.	1,360,000	1,410,214
GOME Electrical Appliances Holdings, Ltd.	1,477,500	3,394,435
Home Inns & Hotels Management, Inc. - ADR(b)	53,700	1,057,353
Hyundai Department Store Co., Ltd. - ADR	56,200	5,419,397
Jardine Matheson Holdings, Ltd.	157,741	4,981,461
Jardine Strategic Holdings, Ltd.	127,557	2,145,509
Kraft Foods, Inc.	114,100	3,538,241
Lotte Shopping Co., Ltd.	8,300	2,514,263
Regal Hotels International Holdings, Ltd.	18,257,600	1,079,131
Swire Pacific, Ltd.	291,000	3,282,918
Takashimaya Co., Ltd.	171,000	1,923,064
Yamada Denki Co., Ltd.	26,700	2,303,571
		35,839,701
Energy 34.46%
Alternative Energy Technologies 3.25%
Conergy AG	15,200	329,000
Evergreen Solar, Inc.(b)	366,300	3,395,601
First Solar, Inc.(b)	31,400	7,257,796
JA Solar Holdings Co., Ltd. - ADR(b)	17,200	319,920
Sunpower Corp.(b)	162,300	12,092,973
Suntech Power Holdings Co., Ltd. - ADR(b)	213,200	8,647,391
		32,042,681
Coal 4.64%
Alpha Natural Resources, Inc.(b)	114,000	4,952,160
Arch Coal, Inc.	89,056	3,873,936
CONSOL Energy, Inc.	254,700	17,622,693
Foundation Coal Holdings, Inc.	48,000	2,415,840
Patriot Coal Corp.(b)	1,320	62,000
Peabody Energy Corp.	260,300	13,275,300
Walter Industries, Inc.	56,000	3,507,280
		45,709,209
Exploration & Production 15.67%
American Oil & Gas, Inc.(b)	127,695	417,563
Anadarko Petroleum Corp.	201,900	12,725,757
Apache Corp.(a)	78,600	9,496,452
Cabot Oil & Gas Corp.	12,000	610,080
Chesapeake Energy Corp.	331,100	15,280,265
ConocoPhillips	22,000	1,676,620
Devon Energy Corp.	100,900	10,526,897
Encana Corp.	34,900	2,643,675
Goodrich Petroleum Corp.(b)	83,900	2,523,712
Hess Corp.	102,900	9,073,722

	Shares	Value
Exploration & Production (continued)
InterOil Corp.(b)	140,700	$2,317,329
OAO Gazprom - ADR	205,860	10,498,860
Occidental Petroleum Corp.	76,000	5,560,920
Parallel Petro Corp.(b)	202,447	3,961,888
PetroHawk Energy Corp.(b)	355,700	7,174,469
Petroleo Brasileiro S.A. - ADR	180,000	18,379,800
Quicksilver Resources, Inc.(b)	59,400	2,169,882
Range Resources Corp.	204,100	12,950,145
Southwestern Energy Co.(b)	430,800	14,513,652
Ultra Petroleum Corp.(b)	77,700	6,021,750
XTO Energy, Inc.	93,000	5,752,980
		154,276,418
Oil Services and Drillers 10.38%
Baker Hughes, Inc.	30,000	2,055,000
Cameron International Corp.(b)	40,000	1,665,600
Diamond Offshore Drilling, Inc.	80,300	9,346,920
Exterran Holdings, Inc.(b)	59,100	3,814,314
FMC Technologies, Inc.(b)	42,000	2,389,380
Fred Olsen Energy ASA	20,000	1,135,036
Halliburton Co.	46,500	1,828,845
Helmerich & Payne, Inc.	106,800	5,005,716
Nabors Industries, Ltd.(b)	123,300	4,163,841
National Oilwell Varco, Inc.(b)	86,800	5,067,384
Noble Corp.	39,100	1,942,097
ONEOK, Inc.	41,700	1,861,071
Patterson-UTI Energy, Inc.	102,300	2,678,214
Schlumberger, Ltd.	247,200	21,506,400
Seadrill, Ltd.	29,500	790,745
Sempra Energy	60,000	3,196,800
Suncor Energy, Inc.	40,000	3,854,000
Tenaris S.A. - ADR	53,600	2,671,960
Transocean, Inc.(a) (b)	138,889	18,777,793
Weatherford International, Ltd.(b)	116,200	8,421,014
		102,172,130
Tankers 0.52%
DryShips, Inc.	85,600	5,128,296

TOTAL ENERGY		339,328,734

Finance 18.42%
Banks 15.18%
The Charles Schwab Corp.	16,537	311,392
Banco Bradesco S.A. - ADR	445,500	12,367,080
Banco Itau Holding Financeira S.A. - ADR	497,400	11,320,824
Banco Santander Chile S.A. - ADR	208,400	10,890,984
Bangkok Bank PLC	806,500	3,458,075
Bank Mandiri Persero Tbk PT	17,759,000	6,077,224
Bank of Yokohama, Ltd.	474,000	3,219,282
Bank Rakyat Indonesia	5,924,000	4,054,449

	Shares	Value
Banks (continued)
BlackRock Kelso Capital Corp.	651,400	$7,777,715
Brookline Bancorp, Inc.	178,162	2,045,300
Daewoo Securities Co., Ltd.(b)	186,560	4,125,475
Daishin Security System Co., Ltd.(b)	329,600	1,988,543
Hana Financial Group, Inc.	239,500	9,794,264
ICICI Bank, Ltd. - ADR	94,400	3,605,136
Indochina Capital Vietnam Holdings, Ltd.(b)	700,000	5,442,500
Kasikornbank PLC	984,800	2,815,055
Kookmin Bank - ADR	51,300	2,875,365
Korea Exchange Bank	225,800	3,009,603
Malayan Banking BHD	248,850	657,428
Melco International Development, Ltd.	1,040,000	1,445,883
Mirae Asset Securities(b)	21,700	3,045,691
PennantPark Investment Corp.	609,700	5,188,547
People’s United Financial, Inc.	54,500	943,395
Public Bank BHD	1,530,000	5,022,666
Shizuoka Bank, Ltd.	349,000	4,120,917
Siam Commercial Bank PCL - NVDR	3,066,000	8,812,863
Star Asia Financial, Ltd.(c) (d)	300,000	2,250,000
UBS AG - Registered	79,000	2,295,781
Unibanco - Uniao de Bancos Brasileiros - GDR	97,100	11,325,744
VTB Bank OJSC(b)	212,500	1,536,375
Woori Finance Holdings Co., Ltd.	343,300	5,979,628
Woori Investment & Securities Co., Ltd.(b)	77,100	1,634,877
		149,438,061
Non-Bank 3.24%
Apollo Investment Corp.	1,231,800	19,499,394
Ares Capital Corp.	350,400	4,404,528
IntercontinentalExchange, Inc.(b)	21,600	2,818,800
Maiden Holdings, Ltd.(c) (d)	100,900	1,009,000
Nymex Holdings, Inc.	11,800	1,069,434
Sino Land Co.	1,448,000	3,125,722
		31,926,878
TOTAL FINANCE		181,364,939

Gold/Metals 2.24%
AK Steel Holding Corp.	32,800	1,784,976
Alcoa, Inc.	417,700	15,062,262
Nucor Corp.	77,200	5,229,528
		22,076,766
Healthcare 0.75%
BioSphere Medical, Inc.(b)	109,500	502,605
Gilead Sciences, Inc.(b)	74,600	3,844,138
ImClone Systems, Inc.(b)	44,100	1,870,722
Molecular Insight Pharmaceuticals, Inc.(b)	172,000	1,162,720
		7,380,185
Industrial 7.55%
Advantest Corp.	98,000	2,541,433
Aegean Marine Petroleum Network, Inc.	26,700	913,407

	Shares	Value
Industrial (continued)
Altra Holdings, Inc.(b)	12,500	$168,125
American Science & Engineering, Inc.	12,302	671,320
Chicago Bridge & Iron Company	136,500	5,356,260
Crown Holdings, Inc.(b)	67,700	1,703,332
Daelim Industrial Co., Ltd.	15,500	1,979,856
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	53,700	2,046,928
Dongyang Mechatronics Corp.	377,400	2,457,949
Energy Conversion Devices, Inc.(b)	145,000	4,335,500
First Resources, Ltd.(b)	1,260,000	924,552
Guangzhou Shipyard International Co., Ltd.(b)	660,000	2,018,336
Hanjin Heavy Industries & Construction Co., Ltd.	38,800	2,448,629
Hitachi Construction Machinery Co., Ltd.	101,900	2,550,567
Hyundai Heavy Industries Co., Ltd.	5,200	1,945,373
Hyundai Mipo Dockyard	9,000	2,022,012
Kokuyo Company Ltd.	103,500	887,766
Komatsu, Ltd.	209,700	5,816,819
Maanshan Iron & Steel Co., Ltd.	4,320,000	2,264,730
Nine Dragons Paper Holdings, Ltd.	1,440,000	1,171,221
Samsung Heavy Industries Co., Ltd.	62,000	1,975,160
Shougang Concord International Enterprises Co., Ltd.	9,300,000	2,186,787
Smurfit-Stone Container Corp.(b)	595,000	4,581,500
Spirit Aerosystems Holdings, Inc.(b)	32,400	718,632
STX Engine Co., Ltd.	35,100	1,628,561
United States Steel Corp.	150,000	19,030,500
		74,345,255
Insurance 2.89%
ACE, Ltd.	30,000	1,651,800
Castlepoint Holdings, Ltd.	124,800	1,214,304
Fidelity National Financial, Inc.	724,600	13,281,918
Montpelier Re Holdings, Ltd.	646,000	10,368,300
The Travelers Cos, Inc.	40,000	1,914,000
		28,430,322
Media 0.64%
Kyocera Corp.	15,700	1,318,309
Nippon Television Network Corp.	36,400	4,969,943
		6,288,252
Metals & Mining 3.11%
Agnico-Eagle Mines, Ltd.	39,600	2,681,316
Anglo American PLC - ADR	84,410	2,512,886
Cameco Corp.	112,200	3,695,868
Denison Mines Corp.(b)	180,100	1,136,975
First Uranium Corp.(b)	44,000	326,640
Freeport-McMoRan Copper & Gold, Inc.	149,428	14,377,962
Gerdau S.A. - ADR	137,600	4,206,432
Paladin Energy, Ltd.(b)	211,500	983,847
Uex Corp.(b)	22,700	89,787
Uranium One, Inc.(b)	126,000	414,906
Ur-Energy, Inc.(b)	128,600	228,021
		30,654,640

	Shares	Value
Real Estate 6.44%
Aeon Mall Co., Ltd.	116,480	$3,231,011
Bakrieland Development Tbk PT(b)	41,200,000	2,327,431
Cheung Kong Holdings, Ltd.	122,900	1,744,965
Cosco Corp. Singapore, Ltd.	540,000	1,447,637
Great Eagle Holdings, Ltd.	1,595,517	4,325,700
Hang Lung Properties, Ltd.	516,000	1,826,601
Henderson Land Development Co., Ltd.	1,328,000	9,436,169
Hopewell Holdings, Ltd.	464,000	1,761,765
Hysan Development Co., Ltd.	1,688,069	4,728,454
Hyundai Development Co.	58,100	3,965,830
Italian-Thai Development PLC	9,882,000	2,479,524
Kerry Properties, Ltd.	280,000	1,687,343
Shun Tak Holdings, Ltd.(d)	280,000	370,568
SP Setia BHD	206,500	240,169
Sun Hung Kai Properties, Ltd.	1,084,000	16,909,098
Wharf Holdings, Ltd.	1,240,875	5,843,520
YNH Property BHD	1,570,400	1,045,788
		63,371,573
Real Estate Investment Trusts (REITS) 1.68%
Annaly Capital Management, Inc.(a)	588,800	9,020,416
Anworth Mortgage Asset Corp.	312,400	1,915,012
Hatteras Financial Corp.(b) (c) (d)	233,300	5,599,200
Regal Real Estate Investment Trust	182,576	42,227
		16,576,855
Technology & Communications 15.60%
Centron Telecom International Holdings, Ltd.(b)	1,018,000	202,746
China Telecom Corp., Ltd.	3,206,000	2,010,277
Chunghwa Telecom Co., Ltd.	203,000	5,282,060
Cisco Systems, Inc.(b)	1,112,000	26,788,080
Comcast Corp.	143,800	2,727,886
Corning, Inc.	275,800	6,630,232
CTC Media, Inc.(b)	165,000	4,578,750
Ingram Micro, Inc.(b)	509,400	8,063,802
Intel Corp.	1,378,700	29,200,867
Marvell Technology Group, Ltd.(b)	138,300	1,504,704
Microsoft Corp.	804,300	22,826,034
Nan Ya Printed Circuit Board Corp.	441,367	2,113,889
Net Servicos de Comunicacao S.A. - ADR	239,900	2,538,142
Oracle Corp.(b)	1,059,300	20,719,908
Radvision, Ltd.(a) (b)	518,700	3,423,420
Samsung Electronics Co., Ltd.	14,650	9,215,883
Sistema JSFC	87,200	2,799,120
SK Communications Co., Ltd.(b)	50,800	769,425
Time Warner, Inc.	156,600	2,195,532
		153,590,757
Transportation 1.42%
Babcock & Brown Air, Ltd. - ADR	263,300	4,278,625
Burlington Northern Santa Fe Corp.	37,100	3,421,362
Continental Airlines, Inc.(b)	34,900	671,127

	Shares	Value
Transportation (continued)
Delta Air Lines, Inc.(b)	81,800	$703,480
Golar LNG, Ltd.	32,000	584,640
Norfolk Southern Corp.	78,800	4,280,416
		13,939,650
Utilities 9.71%
AES Corp.(b)	386,800	6,447,956
Bakrie Sumatera Plantations Tbk PT	10,607,000	2,051,109
Byd Co., Ltd.	1,204,220	2,212,658
Calpine Corp.(b)	231,000	4,255,020
Constellation Energy Group, Inc.	58,100	5,128,487
Dore Holdings, Ltd.(d)	1,927,452	250,137
DPL, Inc.	140,000	3,589,600
Enbridge, Inc.	149,800	6,177,635
Entergy Corp.	83,700	9,129,996
Equitable Resources, Inc.	124,000	7,303,600
Exelon Corp.	103,500	8,411,445
FirstEnergy Corp.	69,600	4,775,952
FPL Group, Inc.	80,200	5,031,748
Golden Agri-Resources, Ltd.	3,908,000	2,824,992
IOI Corp. BHD	977,000	2,168,735
NRG Energy, Inc.(b)	121,100	4,721,689
PT Astra International Tbk	4,515,700	11,896,331
Reliant Energy, Inc.(b)	61,000	1,442,650
Sinopec Shanghai Petrochemical Co., Ltd.	3,734,000	1,285,824
Southern Union Company	34,300	798,161
Williams Cos., Inc.(a)	173,400	5,718,732
		95,622,457
TOTAL COMMON STOCKS (Cost $1,077,359,004)		1,069,822,629

RIGHTS 0.01%
Ares Capital Corp.(b), exercise 3/25/08-4/21/08, subscription price $11 .002	116,800	65,408

TOTAL RIGHTS (Cost $0)		65,408

EXCHANGE TRADED FUNDS 5.28%
iShares MSCI Taiwan	2,813,273	44,590,377
StreetTRACKS Gold Trust(b)	82,371	7,444,691

TOTAL EXCHANGE TRADED FUNDS (Cost $46,111,002)		52,035,068

	Principal
	Amount
PARTICIPATION NOTES 1.34%
BNP China Trust Financial(b)	$6,157,000	5,948,352
BNP Eva Airways(b)	3,214,800	1,925,949
BNP Yuanta Financial(b)	2,793,200	2,620,392
Far Eastern Textile(b)	1,595,300	2,688,634

TOTAL PARTICIPATION NOTES (Cost $10,986,220)		13,183,327

		Shares	Value
PREFERRED STOCKS 1.85%
Citigroup, Inc., 8.125%		389,300	$9,358,772
Federal National Mortgage Association (FNMA), 7.000%(a) (e)		149,150	6,758,359
Federal National Mortgage Association (FNMA), 8.250%(a)		89,100	2,142,855

TOTAL PREFERRED STOCKS (Cost $19,301,324)			18,259,986

Description and Maturity Date	Coupon Rate	Principal Amount
CORPORATE BONDS 0.92%
Bank of America Corp.
12/29/2049(f)	8.000%	$2,500,000	2,508,050
Suncor Energy, Inc.
06/15/2038	6.500%	4,860,000	4,811,177
Wachovia Corp.
02/28/2049(a) (e)	7.980%	1,790,000	1,764,104

TOTAL CORPORATE BONDS (Cost $9,300,507)			9,083,331

ASSET/MORTGAGE BACKED SECURITIES 10.36%
Fannie Mae Pool
Series 2007-888430, 11/01/2033	5.000%	6,111,760	6,067,035
Series 2003-725027, 11/01/2033	5.000%	5,911,898	5,868,635
Series 2005-735383, 04/01/2035	5.000%	3,659,627	3,630,708
Fannie Mae REMICS
Series 2003-130, Class HZ, 01/25/2034	6.000%	8,264,731	8,138,256
Series 2006-3, Class ZE, 03/25/2036	6.000%	3,457,292	3,369,947
Federal Home Loan Mortgage Corporation (FHLMC)
Series 2006-3211, Class LZ, 09/15/2036	6.000%	8,751,431	8,903,776
Federal Home Loan Mortgage Corporation (FHLMC) Gold
Series 2006-A44797, 04/01/2036	6.000%	4,382,998	4,500,594
Freddie Mac Gold Pool
Series 2006-2342, 10/01/2036	5.000%	5,380,535	5,334,079
Freddie Mac REMICS
Series 2005-3004, Class ZU, 07/15/2035	5.750%	6,490,085	6,268,092
Series 2006-3123, Class AZ, 03/15/2036	6.000%	2,423,394	2,409,248
Series 2006-3242, Class SX, 11/15/2036(e)	27.582%	3,720,338	4,371,100
Ginnie Mae II pool
Series 2007-3939, 01/20/2037	5.000%	1,424,576	1,420,640
Series 2007-3952, 02/20/2037	5.000%	1,983,342	1,977,862
Series 2007-3964, 03/20/2037	5.000%	14,919,509	14,878,285
Series 2007-4015, 08/20/2037	5.000%	947,657	945,039
Series 2007-4026, 09/20/2037(a)	5.000%	801,273	799,059
Series 2007-4037, 10/20/2037	5.000%	1,017,161	1,014,351
Series 2008-4097, 03/20/2038	5.000%	2,542,576	2,535,637
TBA	5.000%	12,600,000	12,598,034

		Coupon	Principal
Description and Maturity Date		Rate	Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
Government National Mortgage Association (GNMA)
Series 2007-37, Class SB, 03/20/2037(e)		13.827%	$2,100,909	$2,120,311
Series 2007-37, Class SA, 03/20/2037(e)		13.827%	2,972,834	3,064,609
Series 2007-37, Class SY, 06/16/2037(e)		14.139%	1,729,662	1,763,555

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $99,671,728)				101,978,852

GOVERNMENT & AGENCY OBLIGATIONS 7.48%
U.S. Treasury Bond
06/30/2012		4.875%	26,000,000	28,689,388
11/15/2016		4.625%	22,000,000	24,292,818
05/15/2017		4.500%	19,000,000	20,658,054

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $69,685,936)				73,640,260

STRUCTURED NOTES 1.31%
Merrill Lynch & Co., Inc
01/29/2022(c) (d) (e)		9.580%	19,500,000	12,870,000

TOTAL STRUCTURED NOTES (Cost $19,500,000)				12,870,000

	Expiration	Exercise	Number of
	Date	Price	Contracts
PURCHASED OPTIONS 2.16%
Purchased Call Options 0.56%
Caterpillar, Inc.	January, 2009	$60.00	1,000	2,077,500
Cisco Systems, Inc.	January, 2009	27.50	9,000	1,633,500
Industrial Select Sector SPDR Fund	January, 2009	30.00	1,000	1,072,500
Schlumberger, Ltd.	January, 2009	100.00	1,000	710,000

TOTAL PURCHASED CALL OPTIONS (Cost $8,551,527)				5,493,500

Purchased Put Options 1.60%
iShares Russell 2000
Index Fund	September, 2008	70.00	2,700	1,809,000
iShares Russell 2000 Index Fund	May, 2008	67.00	10,000	2,435,000
Oil Service HOLDRs Trust	October, 2008	170.00	2,000	2,980,000
Oil Service HOLDRs Trust	July, 2008	155.00	1,500	862,500
Oil Service HOLDRs Trust	April, 2008	150.00	1,500	60,750
S&P 500 Index Option	June, 2008	1,385.00	500	4,650,000
S&P 500 Index Option	June, 2008	1,350.00	400	2,940,000

TOTAL PURCHASED PUT OPTIONS (Cost $20,860,380)				15,737,250

TOTAL PURCHASED OPTIONS (Cost $29,411,907)				21,230,750

		Interest
		Rate	Shares	Value
SHORT TERM INVESTMENTS 10.64%
JP Morgan Prime Money Market Fund(f)		2.844%	64,769,318	$64,769,318
Merrill Lynch U.S. Treasury Money Market Fund(f)		1.555%	40,000,000	40,000,000

TOTAL SHORT TERM INVESTMENTS (Cost $104,769,318)				104,769,318

Total Investmets - 150.00% (Cost $1,486,096,946)				1,476,938,929

Liabilities in Exess of Other Assets - (4.26%)				(41,951,268)

Liquidation Preference of Auction Market Preferred Shares, Series M7, W7, F7, T28 and TH28 (including dividends payable on preferred shares) - (45.74%)				(450,379,543)

NET ASSETS - 100.00%				$984,608,118

	Expiration	Exercise	Number of
	Date	Price	Contracts
SCHEDULE OF OPTIONS WRITTEN
Call Options written
Caterpillar, Inc.	January, 2009	$80.00	1,000	$(762,500)
Schlumberger, Ltd.	January, 2009	90.00	2,000	(2,170,000)
Cisco Systems, Inc.	January, 2009	35.00	9,000	(387,000)

TOTAL CALL OPTIONS WRITTEN (Premiums received $3,315,791)				(3,319,500)

Put Options Written
iShares Russell 2000 Index Fund	May, 2008	$60.00	10,000	(685,000)
iShares Russell 2000 Index Fund	September, 2008	62.00	2,700	(945,000)
Oil Service HOLDRS	April, 2008	130.00	1,500	(3,750)
Oil Service HOLDRs Trust	July, 2008	135.00	1,500	(328,500)
Oil Service HOLDRs Trust	October, 2008	140.00	2,000	(1,125,000)
S&P 500 Index Option	June, 2008	1,250.00	900	(3,168,000)

TOTAL PUT OPTIONS WRITTEN (Premiums received $9,781,050)				(6,255,250)

TOTAL OPTIONS WRITTEN (Premiums received $13,096,841)				$(9,574,750)

SCHEDULE OF SECURITIES SOLD SHORT

	Shares	Value
Aluminum Corp. of China, Ltd.	(116,400)	$(4,706,052)
Amazon.com, Inc.(b)	(128,100)	(9,133,530)
American International Group, Inc.	(246,400)	(10,656,800)
Ameriprise Financial, Inc.	(63,200)	(3,276,920)
Ashland, Inc.	(15,000)	(709,500)
Bed Bath & Beyond, Inc.(b)	(72,100)	(2,126,950)
China Life Insurance Co., Ltd. - ADR	(71,200)	(3,706,672)
Comerica, Inc.	(48,800)	(1,711,904)
Dawson Geophysical Co.(b)	(5,500)	(371,250)
Dexia S.A.	(223,700)	(6,374,678)
Energy Select Sector SPDR	(86,888)	(6,403,646)
EOG Resources. Inc.	(76,800)	(9,216,000)
Fannie Mae	(198,300)	(5,219,256)
Financial Select Sector SPDR	(561,500)	(13,936,430)
Ford Motor Co.(b)	(404,259)	(2,312,362)
Freddie Mac	(202,700)	(5,132,364)
General Motors Corp.	(268,100)	(5,107,305)
HSBC Holdings PLC - ADR	(31,300)	(2,575,990)
Infosys Technologies, Ltd.	(41,400)	(1,480,878)
iShares Dow Jones US Real Estate Index Fund	(242,900)	(15,812,790)
iShares MSCI Emerging Markets(b)	(165,000)	(22,172,700)
iShares MSCI Mexico Index Fund	(215,600)	(12,741,960)
iShares Russell 2000 Index Fund	(429,000)	(29,390,790)
Lehman Brothers Holdings, Inc.	(92,000)	(3,462,880)
Li & Fung, Ltd.	(464,000)	(1,720,031)
Metavante Technologies, Inc.(b)	(684)	(13,673)
MSCI Germany	(67,700)	(2,133,227)
Oil Service HOLDRs Trust	(90,000)	(15,912,000)
SPDR Trust Series I	(70,800)	(9,324,360)
Toro Co.	(5,300)	(219,367)

TOTAL SECURITIES SOLD SHORT (Proceeds $221,750,969)		$(207,062,265)

S.A. - Generaly designates corporations in various countries, mostly those employing the civil law.

ASA - Allmennaksjeselskap is the Norweigan term for a public limited company

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PLC - Public Limited Company

PCL - Public Company Limited

PT - equivalent to Public Limited Company in Indonesia

BHD - Berhad (in Malaysia; equivalent to Public Limited Company)

OJSC - Open Joint Stock Company

JSFC - Joint Stock Financial Corporation

Tbk - Terbuka (stock symbol in Indonesian)

REMICS - Real Estate Mortgage Investment Conduits

SPDR - Standard & Poor’s Depositary Receipt

ETF - Exchange Traded Fund

(a)       Security, or portion of security, is being held as collateral for written options and/or short sales.

(b)       Non-Income Producing Security.

(c)        Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2008, these securities had a total value of $21,728,200 or 2.21% of total net assets.

(d)       Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2008, these securities had a total value of $22,348,905 or 2.27% of total net assets.

(e)        Floating or variable rate security - rate disclosed as of March 31, 2008.

(f)           Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES

March 31, 2008

Assets:
Investments, at value (Cost - see below)	$1,476,938,929
Cash	288,315
Foreign currency, at value (Cost $4,781,475)	5,105,351
Deposit with broker for securities sold short and written options	233,631,192
Dividends receivable	1,913,828
Interest receivable	1,773,988
Receivable for investments sold	19,530,312
Other assets	327,244
Total Assets	1,739,509,159

Liabilities:
Securities sold short (Proceeds $221,750,969)	207,062,265
Options written at value (Premiums received $13,096,841)	9,574,750
Payable for investments purchased	85,687,677
Dividends payable - short sales	272,580
Accrued investment advisory fee	1,437,666
Accrued administration fee	460,053
Accrued trustees fee	10,377
Other payables	16,130
Total Liabilities	304,521,498

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series M7, W7, F7, T28, & TH28, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,600 shares issued and outstanding for each series)	450,379,543
Net Assets	$984,608,118
Cost of Investments	$1,486,096,946

Composition of Net Assets:
Paid-in capital	$980,990,251
Overdistributed net investment income	(645,541)
Accumulated net realized loss on investments, options, securities sold short and foreign currency transactions	(5,083,709)
Net unrealized appreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	9,347,117
Net Assets	$984,608,118

Shares of common stock outstanding of no par value, unlimited shares authorized	51,736,859
Net asset value per share	$19.03

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2008

Investment Income:
Dividends (net of foreign withholding taxes of $1,490,468)	$19,709,287
Interest on investment securities	21,428,610
Interest on margin account	2,819,039
Miscellaneous income	1,185
Total Income	43,958,121

Expenses:
Investment advisory fee	16,852,446
Administration fee	5,392,783
Trustees fee	144,000
Dividend expense - short sales	2,290,595
Broker/dealer fees	1,146,057
Miscellaneous	55,898
Total Expenses	25,881,779

Net Investment Income	18,076,342

Net realized gain (loss) on:
Investment securities	66,327,743
Securities sold short	6,703,853
Written options	8,111,904
Foreign currency transactions	(119,037)
Net change in unrealized appreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(3,421,530)
Net gain on investments, options, securities sold short and foreign currency transactions	77,602,933
Net Increase in Net Assets from Operations	95,679,275
Distributions to Preferred Shareholders from:
Net investment income	(19,525,208)
Net realized gains	(4,492,000)
Net Increase in Net Assets Attributable to Common Shares from Operations	$71,662,067

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2008	For the Period April 25, 2006 (inception) to March 31, 2007
Common Shareholder Operations:
Net investment income	$18,076,342	$15,662,466
Net realized gain (loss) from:
Investment securities	66,327,743	37,821,436
Securities sold short	6,703,853	(4,541,996)
Written options	8,111,904	5,938,520
Foreign currency transactions	(119,037)	(136,175)
Net change in unrealized appreciation on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(3,421,530)	12,768,647
Distributions to Preferred Shareholders from:
Net investment income	(19,525,208)	(9,914,823)
Net realized gains	(4,492,000)	(196,000)
Net Increase in Net Assets Attributable to Common Shares from Operations	71,662,067	57,402,075

Distributions to Common Shareholders from:
Net investment income	(65,750,867)	(46,448,684)
Net realized gain	(13,251,315)	—
Net Decrease in Net Assets from Distributions	(79,002,182)	(46,448,684)

Capital Share Transactions:
Proceeds from sales of shares, net of offering costs	—	857,700,000
Proceeds from the underwriters’ over-allotment option exercised, net of offering costs	—	121,031,000
Net asset value of common stock issued to stockholders from reinvestment of dividends	—	7,063,842
Cost from Issuance of preferred shares	—	(4,900,000)
Net Increase in Net Assets from Share Transactions	—	980,894,842

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	$(7,340,115)	$991,848,233

Net Assets Attributable to Common Shares:
Beginning of period	991,948,233	100,000
End or period *	$984,608,118	$991,948,233

* Includes overdistributed net investment income of:	$(645,541)	—

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

	For the Year Ended March 31, 2008	For the Period April 25, 2006 (inception) to March 31, 2007
Per Common Share Operating Performance
Net asset value - beginning of period	$19.17	19.10
Income from investment operations:
Net investment income	0.35 *	0.90
Net realized and unrealized gain on investments	1.50	0.40
Distributions to preferred shareholders from:
Net investment income	(0.46)	(0.20)
Total from Investment Operations	1.39	1.10

Distributions to common shareholders from:
Net investment income	(1.46)	(0.90)
Net realized gain	(0.07)	—
Total Distributions to Common Shareholders	(1.53)	(0.90)

Capital Share Transactions:
Common share offering costs charged to paid-in capital	—	(0.04)
Preferred offering costs and sales loads charged to paid-in capital	—	(0.09)
Total Capital Share Transactions	—	(0.13)
Net asset value - end of period	$19.03	$19.17
Market price - end of period	$16.32	$17.44

Total Investment Return - Net Asset Value (1)	8.06%	5.45%
Total Investment Return - Market Price (1)	1.86%	(8.38)%

Ratios and Supplemental Data:
Net assets attributable to common shares, end of period (000)	$984,608	$991,948
Ratios to average net assets attributable to common shareholders:
Net expenses (3)	2.52%	2.12	%(2)
Net expenses excluding dividends on short sales (3)	2.29%	2.05	%(2)
Net investment income (3)	1.76%	1.75	%(2)
Preferred share dividends	2.34%	1.13	%(2)
Portfolio turnover rate	171%	246%

Auction Market Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$450,380	$450,450
Total shares outstanding (000)	18	18
Asset coverage per share (4)	$79,722	$80,133
Liquidation preference per share	$25,000	$25,000
Average market value per share (5)	$25,000	$25,000

* Based on average shares outstanding.

(1)       Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results

(2)       Annualized.

(3)       Ratios do not reflect dividend payments to preferred shareholders.

(4)       Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.

(5)       Based on monthly prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

March 31, 2008

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Opportunities Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 12, 2006. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2008

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation. There were no outstanding foreign currency contracts for the Fund as of March 31, 2008.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

Written option activity as of March 31, 2008 was as follows:

Written Call Options	Contracts	Premiums

Outstanding, March 31, 2007	16,500	$3,847,994
Positions opened	12,820	3,313,212
Expired	(1,270)	(333,705)
Closed	(16,050)	(3,511,710)
Outstanding, March 31, 2008	12,000	$3,315,791
Market Value, March 31, 2008		$(3,319,500)

Written Put Options	Contracts	Premiums

Outstanding, March 31, 2007	32,170	$6,653,213
Positions opened	26,200	13,411,738
Exercised	(6,600)	(3,448,690)
Expired	(33,170)	(6,835,211)
Outstanding, March 31, 2008	18,600	$9,781,050
Market Value, March 31, 2008		$(6,255,250)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2008

Short Sales:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes:  The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective April 1, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2008 and March 31, 2007.

Distributions to Shareholders:  The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income:  Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:  The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2008

Recent Accounting Pronouncements:  In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

In February 2007, the FASB issued FASB Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. This Statement is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Fund is currently evaluating the potential impact the adoption of SFAS No. 159 will have on the Fund’s financial statements.

In March 2008 the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities”
(“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 will have on the Fund’s financial statements.

2.              TAXES

Classification of Distributions:  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the periods ended March 31, 2008 and March 31, 2007, were as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$85,276,075	$56,363,507
Long-Term Capital Gain	17,743,315	196,000
Total	$103,019,390	$56,559,507

Components of Earnings:  Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended March 31, 2008, certain differences were reclassified. The Fund decreased accumulated net investment loss by $80,831,137, decreased accumulated net realized gain by $80,826,546 and decreased paid in capital by $4,591. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments and the tax treatment of distributions.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2008

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$0
Accumulated net realized gain	1,447,297
Unrealized appreciation	2,816,111
Other cumulative effect of timing differences	(645,541)
Total	$3,617,867

Net unrealized appreciation/depreciation of investments based on federal tax cost as of March 31, 2008 were as follows:

Gross appreciation (excess of value over tax cost)	$119,890,246
Gross depreciation (excess of tax cost over value)	(134,957,215)
Net appreciation (excess of value over tax cost) of foreign currency and derivatives	17,883,080
Net unrealized appreciation	$2,816,111
Cost of investments for income tax purpose	$1,492,005,898

Post October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. For the fiscal year ended March 31, 2008, the Fund elected to defer currency losses, occuring between November 1, 2007 and March 31, 2008 in the amount of $645,541.

3.              CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 51,736,859 common shares outstanding on March 31, 2008, ALPS Fund Services, Inc. (“ALPS”) owned 5,236 shares.

Transactions in common shares were as follows:

	For the	For the
	Year Ended	Period Ended
	March 31, 2008	March 31, 2007
Common shares outstanding - beginning of period	51,736,859	5,236
Common shares issued in connection with initial public offering	—	45,000,000
Common shares issued from underwriters’ over-allotment option exercised	—	6,350,000
Common shares issued as reinvestment of dividends	—	381,623
Common shares outstanding - end of period	51,736,859	51,736,859

Preferred Shares:  On July 12, 2006, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2008

any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has five series of Auction Market Preferred Shares (“AMPS”), Series M7, W7, F7, T28 and Th28. On October 27, 2006, the Fund issued 3,600 shares of each Series, with net asset and liquidation values of $25,000 per share plus accrued dividends for both series. Dividends on the AMPS are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. In February 2008 the AMPS market across all closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. As such, the Fund continues to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Statement of Preferences, the governing document for the AMPS), set at LIBOR plus 125 basis points or LIBOR multiplied by 125% whichever is greater. As of March 31, 2008, the annualized dividend rates for the AMPS Series of the Fund were as shown below.

Series	Annualized Dividend Rate
M7	4.20%
W7	4.18%
F7	4.22%
T28	4.14%
Th28	3.95%

Preferred shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Also see Note 7.

4.     PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended March 31, 2008 aggregated $2,410,738,141 and $2,418,455,749, respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the year ended March 31, 2008 aggregated $84,754,805 and $170,806,708, respectively.

5.              INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2008

6.              OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and an additional $1,800 for each meeting attended. The Chairman of the Audit Committee receives a quarterly retainer of $3,850 and an additional $1,650 for each meeting attended.

7.              SUBSEQUENT EVENT

Subsequent to the Fund’s fiscal year end, the Fund announced its intent to redeem all outstanding shares of the AMPS, at par, in their entirety pursuant to their terms. The Fund has obtained overnight collateralized financing from a financial institution to provide new funding to redeem the AMPS and provide up to 33% leverage to the Fund going forward. The Fund’s Board of Trustees has approved the refinancing which is expected to lower the costs of leverage for the Fund. The redemption of the Fund’s AMPS was deemed an appropriate alternative for leverage to the Fund and is intended to benefit both the common and preferred shareholders for the Fund.

DIVIDEND REINVESTMENT PLAN

March 31, 2008 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator,The Bank of NewYork Mellon, 101 Barclay Street, NewYork, NewYork 10286, 11 E, Transfer Agent Services, 800 433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

March 31, 2008 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2007 are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

March 31, 2008 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

March 31, 2008 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX DESIGNATIONS

March 31, 2008 (unaudited)

The Fund designates the following for federal income tax purposes for the year ended March 31, 2008:

Dividends Received Deduction:	7.50%
Qualified Dividend Income:	14.18%

TRUSTEES & OFFICERS

March 31, 2008 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee

James E. Canty Age - 44 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/ Since Inception	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Allocation Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Fund.	3

Edmund J. Burke Age - 47 1290 Broadway, Ste. 1100 Denver, CO 80203	Principal Executive Officer and President/Since Inception Trustee/Since July 12, 2006

Mr. Burke is President and a Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Reaves Utility Income Fund, Financial Investors Variable Insurance Trust and Financial Investors Trust, President and a Trustee of Clough Global Equity Fund and Clough Global Allocation Fund. Mr. Burke is also a Trustee and Vice-President of Liberty All-Star Equity Fund and Director and Vice-President of Liberty All-Star Growth Fund, Inc.

3

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee

Jeremy O. May Age - 38 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May is Managing Director of ALPS. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May joined ALPS in 1995. Mr. May is a Trustee of ALPS ETF Trust. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Equity Fund, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Financial Investors Variable Insurance Trust and Financial Investors Trust. Mr. May is also on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

N/A

Kimberly R. Storms Age - 35 1290 Broadway, Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since Inception

Ms. Storms is Vice President and Director of Fund Administration. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust, Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Reaves Utility Income Fund, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, ALPS Variable Insurance Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee

Erin Douglas Age - 31 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Clough Global Allocation Fund and Clough Global Equity Fund. From 2004 to 2007, Ms. Douglas was the Secretary of Financial Investors Trust.

N/A

Michael T. Akins* Age - 31 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer/Since September 20, 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Equity Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, ALPS Variable Insurance Trust and ALPS ETF Trust.

N/A

INDEPENDENT TRUSTEES

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee

Andrew C. Boynton Age - 52 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee/Since March 2005	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland. Mr. Boynton is also a Trustee of the Clough Global Equity Fund and Clough Global Allocation Fund.	3

Robert Butler Age - 67 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception Chairman/Since July 12, 2006	Mr. Butler is currently an independent consultant for businesses. Mr. Butler is currently Chairman and Trustee of the Clough Global Allocation Fund and Clough Global Equity Fund.	3

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee

Adam Crescenzi Age - 65 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Simply Tuscan Imports beginning 2007 (wholesaling) and is also currently a Trustee of Clough Global Allocation Fund, Clough Global Equity Fund, Dean College, and Chairman of the Board of Directors of Creative Realities (consulting) and ICEX, Inc. (research). Mr. Crescenzi is an active member of the strategic committee of the Patrons of Boston College McMullen Museum of Arts. Previously, Mr. Crescenzi was a founding partner of Telos Partners, a business advisory firm from 1998 until 2007.	3

John F. Mee, Esq. Age - 64 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an advisor in the Harvard Law School Trial Advocacy Work-shop from 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of the Holly Cross Alumni Association and the Board of Trustees of the Clough Global Allocation Fund and Clough Global Equity Fund and Concord Carlisle Scholarship Fund, a Charitable Trust.	3

			Number of
	Position(s) Held		Portfolios in
	with Funds/	Principal Occupation(s) During	Fund Complex
	Length of Time	past 5 years* and other	Overseen by
Name, Age and Address	Served	Directorships Held by Trustee	Trustee

Richard C. Rantzow Age - 69 1290 Broadway, Suite 1100 Denver, CO 80203	Trustee/Since Inception Vice-Chairman/ Since July 12, 2006	Mr. Rantzow is Vice-Chairman and Trustee of the Clough Global Allocation Fund and Clough Global Equity Fund. Mr. Rantzow is also the Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.	3

Jerry G. Rutledge Age - 63 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank and a Trustee of Clough Global Equity Fund and Clough Global Allocation Fund. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	3

Item 2.  Code of Ethics.

(a)            The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)           Not Applicable.

(c)            During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)           During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)            Not Applicable.

(f)              The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee.  The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.”  Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc.  Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4.  Principal Accounting Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2008 and the period from April 26, 2006 (Fund’s Inception) through March 31, 2007, was $28,647 and $31,000, respectively.

(b)                                 Audit-Related Fees:  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2008 and $0 for the period from April 26, 2006 (Fund’s Inception) through March 31, 2007.

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(c)                                 Tax Fees:  The aggregate fees billed for the end of fiscal year 2008 and the period from April 26, 2006 (Fund’s Inception) through March 31, 2007, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,250 and $ 3,275, respectively.

(d)                                All Other Fees:  The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $8,000 in 2008 and $33,500 for the period from April 26, 2006 (Fund’s Inception) through March 31, 2007.  These services included comfort work related to the over-allotment exercise of common stock as well as agreed upon procedures related to the ratings for the Auction Market Preferred Shares.

(e)(1)                   Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)                   No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)         The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2008 and $0 for the period April 26, 2006 (Fund’s Inception) through March 31, 2007.

(h)         Not applicable.

Item 5.    Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boyton

Robert Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

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Item 6.   Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8:  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of: March 31, 2008

Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Partner and Portfolio Manager	Since Inception in 2006	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts and investment companies for over eight years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception in 2006	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts and investment companies for over eight years.
James E. Canty	Partner and Portfolio Manager	Since Inception in 2006

Founding Partner of Clough Capital LP. Portfolio Manager, Chief Financial Officer and General Counsel for pooled investment accounts, separately managed accounts, and investment companies for over eight years. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is an ‘‘interested’’ Trustee of the Fund.

(a)(2)

As of March 31, 2008, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

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PM Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I Clough, Jr.	3 Accounts $2,821.8 million Total Assets	4 Accounts $391.1 million Total Assets	2 Accounts $161.7 million Total Assets	See below (3)
Eric A. Brock	3 Accounts $2,821.8 million Total Assets	4 Accounts $391.1 million Total Assets	2 Accounts $161.7 million Total Assets	See below (3)
James E. Canty	3 Accounts $2,821.8 million Total Assets	4 Accounts $391.1 million Total Assets	2 Accounts $161.7 million Total Assets	See below (3)

(1) The advisory fees are based in part on the performance for each accounts.

(2) The advisory fee is based in part on the performance for one account totaling $151.1 million in assets.

(3) Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

Limited Resources.  The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities.  If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies.  The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

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Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers.  The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2008.

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

(a)(4) Dollar Range of Securities Owned as of March 31, 2008.

Portfolio Manager	Dollar Range of Global Opportunities Securities Held in Registrant (1)
Charles I. Clough, Jr.	$500,001 - $1,000,000
Eric A. Brock	$100,001 - $500,000
James E. Canty	$50,001 - $100,000

(1)         “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10.     Submission of Matters to Vote of Security Holders

There have been no material changes by which shareholder may recommend nominees to the Board of Trustees.

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Item 11.   Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended)  during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Ex-99.Codeeth.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)  Not applicable.

(b)  A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)  The Proxy Voting Policies and Procedures is attached hereto as Ex99. Item 7.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	June 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 9, 2008

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	June 9, 2008

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